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                        MIAMI COMPUTER SUPPLY CORPORATION
                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   AS LENDERS

                               NATIONAL CITY BANK
                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION
                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT

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                                 AMENDMENT NO. 4
                                   DATED AS OF
                                 AUGUST 31, 1999
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 1, 1998

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                                 AMENDMENT NO. 4
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 31, 1999 ("THIS AMENDMENT"), among:

               (i) MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

               (ii) the financial institutions listed on the signature pages hereof (the "LENDERS");

               (iii) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

               (iv) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

        PRELIMINARY STATEMENTS:

        (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, Amendment No. 2 thereto, dated as of April 19, 1999, and Amendment No. 3 thereto, dated as of August 13, 1999 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

        (2) The parties hereto desire to amend certain of the provisions of the Credit Agreement, all as more fully set forth below.

        NOW, THEREFORE, the parties hereby agree as follows:

        1. AMENDMENTS, ETC. 1.1. COMMITMENTS. Effective on and as of the Effective Date of this Amendment provided for in section 3 hereof, The Huntington National Bank is added to the Credit Agreement as a Lender and the General Revolving Commitments of the Lenders under the Credit Agreement are changed to the amounts specified below:


Name of Lender                             General Revolving Commitment
---------------------------------          --------------------------------
PNC Bank National Association                     $25,000,000
Bank One, Indiana, N.A.                           $25,000,000
Firstar Bank, N. A.                               $25,000,000
The Huntington National Bank                      $25,000,000
Key Corporate Capital Inc.                        $25,000,000
National City Bank                                $25,000,000
                                                  -----------
        Total                                     $150,000,000


; and Annex I to the Credit Agreement is deemed amended to reflect the foregoing information.

         1.2. PRICING. Effective on and as of the Effective Date of this Amendment provided for in section 3 hereof, the Pricing Grid Table which appears in section 2.7(h) of the Credit Agreement is amended to read in its entirety as follows:

                                PRICING GRID TABLE
                            (EXPRESSED IN BASIS POINTS)

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                   RATIO OF                     APPLICABLE           APPLICABLE        APPLICABLE
            CONSOLIDATED TOTAL DEBT          EURODOLLAR MARGIN       PRIME RATE        COMMITMENT
                      TO                        FOR GENERAL            MARGIN           FEE RATE
  TIER       CONSOLIDATED EBITDA              REVOLVING LOANS
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   VI    >= 4.00 to 1.00                          225.00               75.00             37.50
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   V     >= 3.20 to 1.00 but < 4.00 to            200.00               50.00             37.50
         1.00
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   IV    >= 2.40 to 1.00 but < 3.20 to            175.00               25.00             25.00
         1.00
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   III   >= 1.60 to 1.00 but < 2.40 to            150.00                -0-              25.00
         1.00
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   II    >= .80 to 1.00 but < 1.60 to             125.00                -0-              20.00
         1.00
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   I     < .80 to 1.00                            100.00                -0-              20.00
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        1.3. EFFECTIVENESS OF PRICING CHANGES. (a) Effective on and as of the Effective Date of this Amendment provided for in section 3 hereof, for all General Revolving Loans then or thereafter outstanding, and until changed in accordance with the applicable provisions of section 2.7(h) of the Credit Agreement based on the consolidated financial statements of the Borrower for a fiscal quarter ended on or nearest to September 30, 1999 or thereafter, the Applicable Eurodollar Margin for General Revolving Loans will be 200 basis points per annum and the Applicable Prime Rate Margin for General Revolving Loans will be 50 basis points per annum.

        (b) Effective on and as of the Effective Date of this Amendment provided for in section 3 hereof, and until changed in accordance with the applicable provisions of section 4.1(a) of the Credit Agreement based on the consolidated financial statements of the Borrower for a fiscal quarter ended on or nearest to September 30, 1999 or thereafter, the Applicable Commitment Fee Rate will be
37.50 basis points per annum.

        1.4. LEVERAGE RATIO. Effective on and as of the Effective Date of this Amendment provided for in section 3 hereof, section 9.7 of the Credit Agreement is amended to read in its entirety as follows:

               9.7. CONSOLIDATED TOTAL DEBT/CONSOLIDATED EBITDA RATIO. The Borrower will not at any time permit the ratio of (i) the amount of Consolidated Total Debt at such time to (ii) Consolidated EBITDA for the Testing Period most recently ended, to exceed (x) 4.20 to 1.00 in the case of any Testing Period ended on or prior to March 31, 2000, (y) 4.00 to 1.00, in the case of the Testing Periods ended June 30, 2000 and September 30, 2000, or (z) 3.75 to 1.00, in the case of any Testing Period ended thereafter.

        2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

               (a) AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

               (b) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

               (c) NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

               (d) COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

               (e) RECENT FINANCIAL STATEMENTS. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of the unaudited condensed consolidated balance sheet of the Borrower and its consolidated subsidiaries as of September 30, 1998, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal period then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the date indicated and the consolidated results of their operations and cash flows for the period indicated, subject to normal audit adjustments, none of which will involve a Material Adverse Effect.

        3. EFFECTIVENESS. This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before August 31, 1999, if the following conditions are satisfied on or before the Effective Date:

               (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (c) the Administrative Agent shall have been notified by the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

               (d) the Borrower shall have paid to the Administrative Agent in immediately available funds, for the account of The Huntington National Bank, a nonrefundable closing fee, calculated at the rate of 20 basis points on the General Revolving Commitment of such Lender, which closing fee shall be promptly paid by the Administrative Agent to such Lender;

               (e) the Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the Board of Directors of the Borrower, approving this Amendment;

               (f) there shall have been delivered to the Administrative Agent for the account of each Lender the appropriate General Revolving Note or Notes executed by the Borrower, in each case, in the amount, maturity and as otherwise provided in the Credit Agreement, as amended hereby; and

               (g) contemporaneously with the Effective Date, (1) the Borrower shall have paid all accrued interest and Commitment Fees; and (2) the outstanding General Revolving Loans shall have been prepaid in full out of the proceeds of one or more Borrowings from all of the Lenders party to the Credit Agreement, as amended hereby (with the Administrative Agent, the Borrower and the Lenders party to the Credit Agreement before the addition of The Huntington National Bank making arrangements, to be coordinated by the Administrative Agent, for the netting of amounts due to or from such parties).

 The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

        4. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

        5. MISCELLANEOUS. 5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

        5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

        5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

        5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

        5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

        5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

        5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

        5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


MIAMI COMPUTER SUPPLY                 PNC BANK, NATIONAL ASSOCIATION,
CORPORATION                             INDIVIDUALLY AS A LENDER, A LETTER OF
                                        CREDIT ISSUER, THE SWING LINE LENDER
                                        AND AS ADMINISTRATIVE AGENT

BY:
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        TITLE:                        BY:
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                                               VICE PRESIDENT

NATIONAL CITY BANK,                      FIRSTAR BANK, N. A.
  INDIVIDUALLY AS A LENDER AND
  AS DOCUMENTATION AGENT

                                      BY:
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BY:                                            TITLE:
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        TITLE:

KEY CORPORATE CAPITAL INC.               THE HUNTINGTON NATIONAL BANK



BY:                                   BY:
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        TITLE:                                 TITLE:

BANK ONE, INDIANA, N. A.



BY:
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        TITLE:

                           ACKNOWLEDGMENT AND CONSENT

        For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Amended and Restated Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 4 to Amended and Restated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

        Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.


 Diversified Data Products, Inc.             Electronic Image Systems, Inc.
 Britco, Inc.                                Consolidated Media Systems, Inc.
 Minnesota Western, Inc.
 Computer Showcase, Inc.
 TBS Printware Corporation                   By:
                                               -------------------------------
                                                 Ira Stanley, an officer
 By:
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      Michael E. Peppel, an officer